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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 10, 2002
                                 Date of Report
                       (Date of earliest event reported)



                                 PENTACON, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      001-13931                76-0531585
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                             21123 Nordhoff Street
                          Chatsworth, California 91311
          (Address of principal executive offices, including zip code)


                                 (818) 727-8000
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                         if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

         On September 10, 2002, Pentacon, Inc. issued a press release announcing court-ordered confirmation of its Chapter 11 Plan of Reorganization and the closing of the sale of substantially all of its assets to Anixter International Inc. scheduled for September 20, 2002. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable to this filing.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable to this filing.

(c)      EXHIBITS.

         99.1   Copy of Pentacon, Inc.'s Press Release dated September 10, 2002.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable to this filing.
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ITEM 9.  REGULATION FD DISCLOSURE.

         Pentacon, Inc. made the press release attached hereto as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENTACON, INC.


                                        By: /s/ JAMES C. JACKSON
                                           -------------------------------------
Dated:  September 10, 2002                  James C. Jackson, Vice President and
                                            Controller


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                                 EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------

   99.1         Copy of Pentacon, Inc.'s Press Release dated September 10, 2002.